UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2012

ANTHERA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34637	20-1852016
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25801 Industrial Boulevard, Suite B, Hayward, California	94545
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 856-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(d)           On March 1, 2012, the Board of Directors (the “Board”) of Anthera Pharmaceuticals, Inc. (the “Company”), on the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Bogdan Dziurzynski to serve on the Board as a Class II director.

Bogdan Dziurzynski, D.P.A. has been a consultant in strategic regulatory management to the biotechnology industry since 2001.   Dr. Dziurzynski serves on the Board of the Biologics Consulting Group and the Board of Directors of Dendreon Corporation, a biotechnology company.  Dr. Dziurzynski is a fellow, past chairman of the board and a past president of the Regulatory Affairs Professional Society. He also serves as an advisory board member of Integrated Biotherapeutics, Inc. From 1994 to 2001, Dr. Dziurzynski was the Senior Vice President of Regulatory Affairs and Quality Assurance for MedImmune, Inc., a biotechnology company. From 1988 to 1994, Dr. Dziurzynski was Vice President of Regulatory Affairs and Quality Assurance for Immunex Corporation, a biotechnology company. Dr. Dziurzynski has a B.A. in Psychology from Rutgers University, an M.B.A. from Seattle University and a Doctorate in Public Administration from the University of Southern California.

A copy of the press release announcing Dr. Dziurzynski appointment is filed herewith as Exhibit 99.1

(e)           In addition, on March 1, 2012, effective April 1, 2012, the Company’s Board, upon the recommendation of the Compensation Committee of the Board, approved annual base salary adjustments for certain of the Company’s employees, including certain of the Company’s named executive officers as part of its annual review of compensation.  The adjusted salaries for such named executive officers are as follows:

Named Executive Officer	2011 Annual Base Salary	Annual Base Salary Effective April 1, 2012
Paul F. Truex, President and Chief Executive Officer	$500,000	$515,000
Christopher P. Lowe, Vice President of Administration and Chief Business Officer	$340,000	$350,000
Colin Hislop, M.D., Senior Vice President and Chief Medical Officer	$340,000	$350,000
Debra Odink, Ph.D., Senior Vice President and Chief Technology Officer	$270,000	$340,000
Georgina Kilfoil, Senior Vice President, Product Development and Project Management	$250,000	$265,000

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 5, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2012	Anthera Pharmaceuticals, Inc.

	By:	/s/ Christopher P. Lowe
Christopher P. Lowe
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated March 5, 2012